EXHIBIT 10.1
EXECUTION COPY
[PEABODY]
THIRD AMENDMENT TO AND WAIVER UNDER AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIS THIRD AMENDMENT TO AND WAIVER UNDER AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of October 26, 2007, is entered into among P&L RECEIVABLES COMPANY, LLC (the “Seller”), PEABODY ENERGY CORPORATION, (the “Servicer”), the various Sub-Servicers listed on the signature pages hereto (the “Sub-Servicers”), Market Street Funding LLC (as successor to Market Street Funding Corporation, the “Issuer”), the financial institutions party to the Agreement (as defined below) as LC Participants (the “LC Participants”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”).
RECITALS
     1. The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of September 30, 2005 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendments to the Agreement.
     (a) The definition of “Monthly Settlement Date” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Monthly Settlement Date” means (a) for any calendar month other than the calendar months of November 2007, December 2007, January 2008 or February 2008, the twenty-first day of such calendar month (or the next succeeding Business Day if such day is not a Business Day), beginning March 21, 2002 and (b) for each of the calendar months of November 2007, December 2007, January 2008 and February 2008, the twenty-fifth day of such calendar month (or the next succeeding Business Day if such day is not a Business Day).
     SECTION 3. Waiver.
     (a) Pursuant to the terms of Section 2(l)(iv) of Exhibit IV to the Agreement, the Information Package (the “October Information Package”) required to be delivered by the Servicer to the Administrator in connection with the Monthly Settlement Date in October 2007 was due on October 18, 2007 (the “Due Date”). The Servicer has breached its covenant to deliver to the Administrator the October Information Package by the Due Date (the “Breach”) and, as a result, the Termination Event set forth in clause (d) of Exhibit V of the Agreement has occurred and is continuing (the “Information Package Termination Event”). The Seller and the Servicer have requested that each of the Administrator, the LC Bank and the LC Participant (collectively, the “Waiving Parties”) (a) extend the Due Date for the October Information Package to November 1, 2007 (the “Extension Date”) and (b) waive the Information Package Termination Event arising solely as a result of the Breach as strictly described herein. Each of the Waiving Parties hereby (a) consents to the Extension Date and (b) waives the Information Package Termination Event occurring solely as a result of the Breach as strictly described herein; provided, that, any failure by the Servicer to deliver to the Administrator the October Information Package on or before the Extension Date shall constitute a breach of Section 2(l)(iv) of Exhibit IV to the Agreement and a Termination Event under clause (d) of Exhibit V of the Agreement; provided, further, that any other failure by the Servicer to satisfy the requirements set forth in Section 2(l)(iv) of Exhibit IV to the Agreement shall constitute a breach thereof and a Termination Event under clause (d) of Exhibit V of the Agreement.
     (b) Except as specifically waived or modified hereby, (i) all of the terms, conditions and provisions of the Agreement and each other Transaction Document shall stand and remain unchanged and in full force and effect, and (ii) the Waiving Parties waive none of, but instead, expressly reserve all of their claims, rights, powers and remedies, whether as a matter of contract, tort or other applicable law with respect to the Agreement and each other Transaction Document. The waiver provided for herein shall be strictly construed and limited as provided herein.
     SECTION 4. Representations and Warranties. Subject to the waiver strictly described herein, each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator and the Purchasers as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction

Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of:
     (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto; and
     (b) such other documents and instruments as the Administrator may reasonably request.
     SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
     SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

P&L RECEIVABLES COMPANY, LLC, as Seller

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

PEABODY ENERGY CORPORATION, as Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP
Third Amendment to A&R RPA (Peabody)

ARCLAR COMPANY, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

BLACK BEAUTY COAL COMPANY, LLC as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

CABALLO COAL COMPANY, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP
Third Amendment to A&R RPA (Peabody)

COALSALES, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

COALSALES II, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

COALTRADE, LLC, as Sub Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

COALTRADE INTERNATIONAL, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP
Third Amendment to A&R RPA (Peabody)

PEABODY HOLDING COMPANY, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

PEABODY WESTERN COAL COMPANY, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

POWDER RIVER COAL, LLC as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

TWENTYMILE COAL COMPANY, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP
Third Amendment to A&R RPA (Peabody)

MARKET STREET FUNDING LLC, as Issuer

By:	/s/ Doris J. Hearn

Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon

Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ William P. Falcon

Name:	William P. Falcon
Title:	Vice President
Third Amendment to A&R RPA (Peabody)